                                                                   Exhibit 10.25


                   Oklahoma State Regents For Higher Education

                    OKLAHOMA GUARANTEED STUDENT LOAN PROGRAM

                 State Capitol Complex, Oklahoma City, Oklahoma

                 Federal Family Education Loan Program (`FFELP')
        Title IV, Part 8, of the Higher Education Act of 1965, as amended

                     Robert T. Stafford Student Loan Program
                     Parent Loans for Undergraduate Students
                     Supplemental Loans for Students Program

             (Hereinafter referred to as "individual loan programs")

                          AGREEMENT TO GUARANTEE LOANS

THIS AGREEMENT, entered into as of the 30th day of January, 2002, by and between the Oklahoma State Regents for Higher Education, an agency of the State of Oklahoma which administers the Student Educational Assistance Fund (hereinafter referred to as `State Regents') and STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE) ABERDEEN, SD (hereinafter referred to as "Lender").

WITNESSETH:

WHEREAS, State Regents is a State agency designated to administer the Oklahoma Guaranteed Student Loan Program (OGSLP) under the provisions of Title 70 O.S.
(S)623; and

WHEREAS, State Regents maintains a central office for the endorsement of approved loans made by participating lenders to students attending approved universities, colleges or other institutions of higher education or approved vocational schools; and

WHEREAS, the Lender has full legal power and authority to contract for guarantee services, qualifies as an "eligible lender" under Title IV of the Higher Education Act of 1965, as amended, and is prepared to engage in the transactions contemplated by this Agreement; and

WHEREAS, the Lender desires to participate in the FFELP subject to the terms and conditions hereinafter set forth and agrees to abide by and comply with the terms and conditions of this agreement;

NOW, THEREFORE, in consideration of the initial loan which the Lender makes or acquires hereunder, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually agree as follows:

1) This Agreement is subject to, and hereby incorporates by reference, Title IV of the Higher Education Act of 1965, as amended and in effect from time to time, or any successor enactment thereto, the effective regulations promulgated thereunder and any binding directives issued by the U.S. Department of Education (Collectively referred to hereinafter as "the Act"); and the policies and procedures adopted by OGSLP found in the Common Manual. This Agreement shall not abrogate, modify or limit the applicability of the statutes, regulations, rules or policies incorporated herein except to the extent that general or discretionary provisions are made specific by the Agreement, including, but not limited to, terms such as time, amount, rate, place or manner of performance.

2) All forms necessary to the performance of obligations imposed by this Agreement shall be provided by State Regents and any addition, substitution, or alteration of these forms without the express written authorization of State Regents shall be grounds for avoidance by State Regents of any insurance obligation that would otherwise be imposed by this Agreement.

3) As partial payment for the administrative services provided by State Regents for the Lender and in order for State Regents to maintain a general guarantee reserve sufficient to guarantee Promissory Notes (Notes) in accordance with this Agreement, the Lender shall not charge a borrower a guarantee fee exceeding the amount allowable under the Act.

4) Upon execution of this Agreement, State Regents shall place the Lender on State Regents' guarantee fee billing system. The Lender shall be billed monthly by State Regents with an itemized statement listing each loan application guaranteed and the guarantee fee. The Lender must pay any guarantee fee due within twenty (20) business days of billing. The Lender will be charged interest at the rate of one percent (1%) per month, twelve percent (12%) per annum, for past due guarantee fee bills. If the guarantee fee for a loan is not paid within one hundred twenty
        (120) days, the guarantee on that loan will be canceled. So long as the Lender is current in its payment of guarantee fee billings, State Regents shall guarantee each Note evidencing a loan made to a borrower by the Lender pursuant to this Agreement; provided, however, that State Regents shall not be obligated to guarantee a Note if:

        a) The guarantee would cause the aggregate amount of unpaid principal and interest of all loans guaranteed by State Regents to exceed the maximum dollar amount which may then be supported by State Regents' general endorsement reserve, as required under Paragraph 7 of this Agreement, or

        b) The guarantee would cause the aggregate amount of unpaid principal and interest of all Notes to exceed the guarantee capacity of State Regents for the individual ban program for which the guarantee is to be issued, or

        c) State Regents, in its sole discretion, determines that the Lender has not complied with the procedures and requirements of applicable law and regulations, this Agreement, or the Common Manual with regard to the loan or the Note

5) State Regents shall in accordance with the Act continue its guarantee of a Note if an extension of the maturity date is required as a result of the borrower's eligibility under the Act for a deferment or forbearance; provided, however, that State Regents shall only maintain its guarantee of the Note so long as any extension of the maturity date is in accordance with the Act.

6) State Regents and Lender agree that claims filed with State Regents by Lender will be processed in the following manner:

        a) In the event a borrower defaults in respect of a Loan, the Lender will follow (or cause to be followed) the procedure set forth in the Common Manual. State Regents does not guarantee payment by the borrower of any delinquency charges imposed for late payments and will not accept a default claim based solely on nonpayment of such charges. Upon receipt from the Lender of a default notice, together with the Application/Promissory Note or a copy certified as true and exact (assigned to State Regents), and evidence satisfactory to State Regents that the Lender has complied in all material respects with the requirements of the Act, this Agreement and the Common Manual in respect of such Loan, State Regents will pay to the lender the full amount of the unpaid balance of principal and interest due on such Note under the terms of the Act and the Common Manual (other than any portion of such interest payable by the U.S. Department of Education under the Act). State Regents shall thereupon succeed to all the rights of the Lender under such Note. No claim submitted to State Regents by the Lender with respect to a Loan which has been Guaranteed will be paid by State Regents unless State Regents has received the appropriate documentation from the Lender (or servicer). All loss and risk of loss occasioned by nonpayment of a claim by State Regents in accordance with this section shall be borne by the Lender.

        b) Upon bankruptcy, death or permanent and total disability of the borrower, as defined in the Act, or in the event of a closed school, a school's false certification or a school's unpaid refund as these events are defined in the Act, or upon the death of the student with respect to a PLUS loan, State Regents will pay to the Lender the full amount of the unpaid balance of principal and interest due on such Note under the terms of the Act and the Common Manual (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the lender has complied in all material respects with the requirements of the Act, this Agreement and the Common Manual in respect of such Loan.

7) At all times during which the Lender is the holder of any Note covered by an application approved by State Regents, State Regents shall hold and maintain, in cash and marketable securities, a general endorsement reserve as required by the Act. Such cash and marketable securities shall be held, maintained and invested solely in accordance with the prevailing standard of prudent management in the disposition of funds required of fiduciaries by the laws of the State of Oklahoma.

8) The liability of State Regents as guarantor of any approved loan in accordance herewith shall not be affected by the fact that the Maker of such Note was a minor at the time of the execution of the Note.

9) If the Lender is unable to provide the State Regents with the original Note or with a copy certified as true and exact, because the Note has been lost or destroyed, the Lender must submit the "Lender Agreement to Indemnify" to State Regents to receive payment on a claim.

10) Lender agrees that in participating in the loan program, including making and servicing loans, and in performing its obligations under this Agreement, it will and will cause its agents to, (a) comply with all procedures and conditions on the Lender's part to be performed as set forth in this Agreement and the Act, (b) comply with the Common Manual, and (c) comply with all applicable Federal and State laws and regulations including but not limited to the Fair Credit Reporting Act and the Equal Credit Opportunity Act. If the Common Manual or the terms of this Agreement are inconsistent with the Act, the Act is controlling.

11) By the acceptance of this Agreement and the making of the initial loan, the Lender agrees to submit promptly to State Regents such reports about Lender's loans as may from time to time be reasonably requested by State Regents.

12) The Lender shall permit the U.S. Secretary of Education or the State Regents or both to examine during normal business hours all loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the lender under the Act and in order to conduct an audit and compliance review.

13) If State Regents determines that the Lender has violated the terms of this Agreement or the Act, State Regents shall take such action as is necessary to protect its interests. This action may include but is not limited to implementation of the Limitation, Suspension or Termination procedures set out in the Federal Regulations and the Common Manual.

14) State Regents agrees that in administering its loan program and performing its obligations under this Agreement, it will and will cause its agents to, (a) comply with all procedures and conditions on the State Regents' part to be performed as set forth in this Agreement and the Act, (b) comply with the Common Manual, and (c) comply with all applicable Federal and State laws and regulations including but not limited to the Fair Credit Reporting Act and the Equal Credit Opportunity Act. It the Common Manual or the terms of this Agreement are inconsistent with the Act, the Act is controlling.

15) This Agreement shall not be varied by oral agreement but only by an instrument in writing duly executed by both parties.

16) Any waiver or modification, express or implied, by State Regents of any term or condition in this Agreement shall operate as a waiver of modification only in the specific instance and shall not be construed as a waiver or modification of any condition or term generally or in any other instance.

17) Except with respect to loans which have been guaranteed by State Regents and continue to be outstanding under this Agreement, this Agreement may be terminated by either party with or without cause upon not less that sixty (60) days written notice to the other party. Such termination shall not affect any Notes which are outstanding or duties hereunder prior to the effective date of the termination notice.

18) Any notice required or permitted by this Agreement shall be in writing and shall be given by first-class mail, postage prepaid, addressed (i) if to Oklahoma State Regents for Higher Education, at the Oklahoma Guaranteed Student Loan Program, P.O. Box 3000, Oklahoma City, OK 73101-3000, (ii) if to the Lender, at the address indicated in this Agreement, or, (iii) at such other address the party to be notified has designated upon reasonable notice.

19) This Agreement shall inure to the benefit of and be binding upon State Regents, the Lender and their respective successors; provided, however, that this Agreement is not assignable by either party hereto, either in whole or in part, without the prior written consent of the other party.

20) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

21) This Agreement is an obligation of the State Regents, the Lender, and their successors. The parties agree that any claims by a party against another party arising out of this Agreement will be asserted against the parties to the Agreement and not against past, present, or future members, officers, employees or trustees of the State Regents, the Lender, or their successors.

22) If the Lender shall violate or fail to comply with any applicable law or governmental regulations in respect of a Note or participation in the FFELP, then the Lender hereby agrees to assume liability for, and does hereby indemnify, protect and hold harmless State Regents, its successors, assigns, directors, officers, agents and servants, from and against, any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, including legal fees and expenses, imposed on, incurred by or asserted against them or any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether State Regents shall have purchased the Note from the Lender.

23) The liability of the State Regents under this Agreement shall be limited to payment of the Guarantee under Paragraph No. 6 of this Agreement and this shall constitute its sole liability under this Agreement. State Regents shall not be liable for any indirect, incidental or consequential damages regardless of the form of the action and whether such damages are foreseeable.

24) In the event that the Lender is unable to perform obligations arising under this Agreement, the Lender will exercise its best efforts to mitigate and remedy any and all injury sustained by State Regents.

25) The Secretary of the U.S. Department of Education may terminate this Agreement upon 30 days notice if determined impermissible or inconsistent with the terms and purposes of sec. 422 of the Higher Education Act.

26) Except to the extent that this agreement may be governed by Federal l`aw, this Agreement is entered into and shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Oklahoma. A lawsuit under this Agreement will only be brought in a court of competent jurisdiction located within the State of Oklahoma.

27) This Agreement represents the entire understanding of the parties with respect to its subject matter, and supersedes all previous agreements, writing, correspondence and memoranda with respect thereto, and no representations, warranties, agreements or covenants, express or implied, of any kind or character whatsoever with respect to such subject matter have been made by either party to the other, except as herein expressly set forth.

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Lender and the Oklahoma Stale Regents for Higher Education.

STUDENT LOAN FINANCE                             OKLAHOMA STATE REGENTS FOR
CORPORATION AND SUBSIDIARIES                     HIGHER EDUCATION
(US BANK TRUSTEE)
Lender


141 N. MAIN AVE BOX 5308 SIOUX FALLS,            By: /s/ Mary Mowdy
SD 57117-5308

By: /s/ Tom Steele, Corporate Trust Officer      Title: Executive Director,
                                                        Oklahoma
                                                        Guaranteed Student Loan
                                                        Program

Date: 1/30/2002  Lender DE No. 833405            Date: 7/3/02

Lender Employer ID No. 41-0256895

                   Oklahoma State Regents For Higher Education

                    OKLAHOMA GUARANTEED STUDENT LOAN PROGRAM

                 State Capitol Complex, Oklahoma City, Oklahoma

                 Federal Family Education Loan Program ("FFELP")
 Title IV, Part B, of the Higher Education Act of 1965, as amended, Section 428C

                           Consolidation Loan Program

                   AGREEMENT TO GUARANTEE CONSOLIDATION LOANS

THIS AGREEMENT, entered into as of the 30/th/ day of January, 2002, by and between the Oklahoma State Regents for Higher Education, an agency of the State of Oklahoma which administers the Student Educational Assistance Fund (hereinafter referred to as "State Regents") and STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK TRUSTEE) ABERDEEN, SD. (Hereinafter referred to as "Lender").

WITNESSETH:

WHEREAS, this Agreement to Guarantee Consolidation Loans shall be a supplement and modification to the Agreement to Guarantee Loans, between State Regents and "Lender", executed on the 30/th/ day of January, 2002, which is incorporated herein by reference. In case of any conflict, this Agreement shall govern; and

WHEREAS, the Lender desires to participate in the Consolidation Loan Program pursuant to Section 428C of the Act, and agrees to abide by and comply with the terms and conditions of this Agreement hereinafter set forth;

NOW, THEREFORE, in consideration of the initial Consolidation loan which the Lender makes or acquires hereunder, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto mutually agree as follows:

1) This Agreement is subject to and hereby incorporates by reference, Title IV of the Higher Education Act of 1965, as amended and in effect from time to time, or any successor enactment thereto, the effective regulations promulgated thereunder and any binding directives issued by the U.S. Department of Education (Collectively referred to hereinafter as the "Act"); and the policies and procedures adopted by OGSLP found in the Common Manual.

2) Lender agrees that, with respect to all Consolidation Loans made or acquired under the Consolidation Loan Program of State Regents and all Notes held or acquired by the Lender from time to time:

       a) It will exercise or cause to be exercised reasonable care and diligence in the making, servicing, and collection thereof, as prescribed in this Agreement, the

                 Certificate, the Act, the Common Manual or by a directive of the State Regents, ensuring that: [i] each loan being consolidated is a legal, valid and binding obligation of the borrower; [ii] each such loan was made and serviced in compliance with applicable laws and regulations; and [iii] in the case of loans made under Title IV, Part B or D of the Act, that the guarantee or insurance on such loan is in full force and effect.

         b) It will originate a Consolidation Loan to an Eligible Borrower, as defined by the Act, (upon request of the borrower) only if the Eligible Borrower certifies that he or she has no other application pending for a Consolidation Loan and [i] It holds an outstanding Eligible Student Loan, as defined by the Act, of that Eligible Borrower that has been selected by the Eligible Borrower for consolidation, or [ii] the Eligible Borrower certifies that he or she has sought and has been unable to obtain a Consolidation Loan with income-sensitive repayment terms acceptable to the Eligible Borrower from the holders of the Eligible Student Loans (which are so selected for consolidation) of that Eligible Borrower.

         c) It will secure information on the outstanding balance of each eligible loan to be consolidated before including it in the Consolidation loan.

         d) It will make Consolidation loans without discriminating against the applicant a specified by the Act.

         e) It will make use of the Note and such other forms approved by State Regents;

         f) It will cause each Consolidation Loan originated by it to bear interest on the unpaid principal balance of such Consolidation Loan at an annual rate that is less than or equal to the rate specified by the Act;

         g) It will cause each Consolidation Loan originated by it to be made in an amount which is equal to the sum of the unpaid principal, accrued unpaid interest, collection charges, and late charges of all Eligible Student Loans received by the Borrower and selected for consolidation, and which is not less than the minimum amount required for the eligibility of the Borrower under the Act;

         h) It will cause the proceeds of each Consolidation Loan originated by the Lender to be paid by the Lender to the holder or holders of the Eligible Student Loans received by the Borrower and selected for consolidation in order to discharge the liability of the Borrower on such Eligible Student Loans;

         i) It will offer a choice of repayment schedules to the Borrower, established by the Lender in accordance with the Act, which may include level repayment, graduated repayment and income sensitive repayment,

         j) From the date of this Agreement, only those Consolidation Loans which contain at least one active loan previously guaranteed by State Regents shall be submitted for guarantee. For purposes of this Agreement, "active loan" shall not mean one which has been paid in full, canceled, or subrogated to the United States Department of Education or any successor agency.

       k) It will not originate a consolidation loan made jointly to a married couple.

3) A certificate of comprehensive insurance will be issued by the State Regents to the Lender in accordance with paragraph (b)(2) of Section 428C of the Act

4) No insurance premiums or origination fees shall be charged to the borrower, and no such premiums or fees shall be payable to the State Regents with respect to consolidation loans, unless required by the Act, or unless permitted by the Act and upon agreement of both the Lender and State Regents.

5) With respect to Consolidation Loans guaranteed or insured under this Agreement, the Lender will submit such reports to the State Regents as the State Regents may reasonably require to carry out its responsibilities under the Act.

6) All claims submitted by Lender under this Agreement and the Certificate will be submitted pursuant to the requirements of the Agreement to Guarantee Loans.

7) The Secretary of the U.S. Department of Education may terminate this Agreement upon 30 days notice if determined impermissible or inconsistent with the terms and purposes of sec. 422 of the Higher Education Act.

8) If at any time prior to the expiration of this Agreement, the Lender no longer proposes to make Consolidation Loans guaranteed or insured hereunder and under the Guarantee Agreement, it will notify the State Regents in writing, and this Agreement may be terminated with or without cause on a mutually agreed upon date no later than sixty (60) days after such notice is given. The guarantee or insurance of Consolidation loans made under this Agreement prior to the expiration of guaranty authority or the termination thereof under this section will not be affected by such expiration or termination.

9) The issuance by the State Regents of a Certificate of Guarantee for Federal Consolidation Loans made by the Lender is made in reliance on the representations of the Lender that all requirements set forth in this Agreement, the Agreement to Guarantee Loans and the eligibility of such Consolidation Loans for federal reinsurance have been met.

IN WITNESS WHEREOF, this Agreement has been executed by the duty authorized representatives of the Lender and the Oklahoma State Regents for Higher Education.

STUDENT LOAN FINANCE                           OKLAHOMA STATE REGENTS FOR
CORPORATION AND SUBSIDIARIES                   HIGHER EDUCATION
(US BANK TRUSTEE)

141 N. MAIN AVE BOX 5308 SIOUX FALLS,          By: /s/ Mary Mowdy
SD 57117-5308
                                               Title: Executive Director,
                                                      Oklahoma
By: /s/ Tom Steele, Corporate Trust Officer           Guaranteed Student Loan
                                                      Program

Date: 1/30/2002  Lender DE No. 833405          Date:  7/3/02

Lender Employer ID No. 41-0256895

                   Oklahoma State Regents For Higher Education

                    OKLAHOMA GUARANTEED STUDENT LOAN PROGRAM

                 State Capitol Complex, Oklahoma City, Oklahoma

                 Federal Family Education Loan Program ("FFELP")
 Title IV, Part B, of the Higher Education Act of 1965, as amended, Section 428C

                           Consolidation Loan Program

           CERTIFICATE OF COMPREHENSIVE GUARANTEE COVERAGE FOR FEDERAL
                               CONSOLIDATION LOANS

THIS CERTIFICATE, entered into as of the 30/th/ day of January, 2002 by and between the Oklahoma State Regents for Higher Education, an agency of the State of Oklahoma which administers the Student Educational Assistance Fund (hereinafter referred to as "State Regents') and STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK TRUSTEE) ABERDEEN, SD (Hereinafter referred to as "Lender").

WITNESSETH:

WHEREAS, this Certificate of Comprehensive Guarantee Coverage incorporates herein by reference the Agreement to Guarantee Consolidation Loans ("Agreement"), between State Regents and "Lender", executed on the 30/th/ day of January, 2002, and

WHEREAS, State Regents is a State agency designated to administer the Oklahoma Guaranteed Student Loan Program (OGSLP) under the provisions of Title 70 O.S.
(S)623, and is authorized by the provisions of Section 428C (b)(2) of the Act and other applicable law, to issue this Certificate to the Lender and provide guarantee coverage on Federal Consolidation Loans ("Loans"); and

WHEREAS, the Lender has full legal power and authority to contract for guarantee services, qualifies as an "eligible lender" under Title IV of the Higher Education Act of 1965, as amended, and desires to make and secure the guarantee of, Consolidation Loans made pursuant to Section 428C of the Act:

NOW, THEREFORE, in consideration of the initial Consolidation loan which the Lender makes or acquires hereunder, and in further consideration of the foregoing premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as set forth in this Certificate:

1) Within the limits established by the provisions of this Certificate and the Agreement, and without further action by the State Regents, all consolidation loans which are eligible for insurance under the Act and are made in conformity with the Act and the Agreement, shall, if designated by Lender to be subject to this certificate, be insured from the time of disbursement against the loss of interest and principal by the State Regents, to the extent provided for under the Act.

2) Lender agrees that, with respect to all Consolidation Loans made or acquired under the Consolidation Loan Program of State Regents and all Notes held or acquired by the Lender from time to time:

        a) It will exercise or cause to be exercised reasonable care and diligence in the making, servicing, and collection thereof, as prescribed in the Agreement, this Certificate, the Act, the Common Manual or by a directive of the State Regents, ensuring that: [i] each loan being consolidated is a legal, valid and binding obligation of the borrower; [ii] each such loan was made and serviced in compliance with applicable laws and regulations; and [iii] in the case of loans made under Title IV, Part B or D of the Act, that the guarantee or insurance on such loan is in full force and effect.

        b) It will originate a Consolidation Loan to an Eligible Borrower, as defined by the Act, (upon request of the borrower) only if the Eligible Borrower certifies that he or she has no other application pending for a Consolidation Loan and [ii] It holds an outstanding Eligible Student Loan, as defined by the Act, of that Eligible Borrower that has been selected by the Eligible Borrower for consolidation, or [iii] the Eligible Borrower certifies that he or she has sought and has been unable to obtain a Consolidation Loan with income-sensitive repayment terms acceptable to the Eligible Borrower from the holders of the Eligible Student Loans (which are so selected for consolidation) of that Eligible Borrower.

3) This Certificate shall apply to Consolidation Loans made by the Lender after the date of this certificate's execution and prior to the expiration of the authority in Section 428C of the Act to make and guarantee consolidation loans or will automatically terminate on July 1, 2005, whichever comes first. This termination shall not affect the guarantee of loans consolidated prior to the date of termination.

4) This Certificate applies to Consolidation Loans made by the Lender and guaranteed in an aggregate original principal amount not to exceed $500,000,000; provided however, that upon receipt of a written request by the Lender, State Regents may increase the aggregate amount of such guarantee authorization.

5) To the extent permitted under the Act, repayment terms offered to borrowers will include both level, graduated and income sensitive payment schedules. Consolidation bans will be made for up to the maximum period provided by law and the interest rate will be equal to or less than the applicable maximum rate under the Act.

6) With respect to Consolidation Loans guaranteed or insured under the Agreement and this Certificate, the Lender will submit such reports to the State Regents as the State Regents may reasonably require to carry out its responsibilities under the Act.

7) All claims submitted by Lender under this certificate will be submitted pursuant to the requirements of the Agreement to Guarantee Loans.

8) if State Regents determines that the Lender has violated the terms of the Agreement, this Certificate or the Act, State Regents shall take such action as is necessary to protect its interests. This action may include but is not limited to implementation of the Limitation, Suspension or Termination procedures set out in the Federal Regulations and the Common Manual.

9) If the Lender shall violate or fail to comply with any applicable law or governmental regulations in respect of a Note or participation in the FFELP, then the Lender hereby agrees to assume liability for, and does hereby indemnify, protect and hold harmless State Regents, its successors, assigns, directors, officers, agents and servants, from and against, any and all liabilities, losses, damages, penalties, claims actions expenses and disbursements, including legal fees and expenses, imposed on, incurred by or asserted against them or any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether State Regents shall have purchased the Note from the Lender.

10) All administrative and procedural matters related to Consolidation Loans guaranteed or insured under this Certificate will be directed to:

        Oklahoma Guaranteed Student Loan Program
        P.O. Box 3000
        Oklahoma City, OK 73101-3000
        Telephone: (405) 234-4300 Fax: (405) 234-4390

11) If at any time prior to the expiration of the Agreement, the Lender no longer proposes to make Consolidation Loans guaranteed or insured hereunder and under the Agreement to Guarantee Loans, it will notify the State Regents in writing, and the Agreement may be terminated with or without cause on a mutually agreed upon date no later than sixty (60) days after such notice is given. The guarantee or insurance of Consolidation loans made under the Agreement prior to the expiration of guaranty authority or the termination thereof under this section will not be affected by such expiration or termination.

IN WITNESS WHEREOF, the State Regents and the Lender, respectively, have caused this Certificate to be executed in the duty authorized representatives of the Lender and the Oklahoma State Regents for Higher Education.

STUDENT LOAN FINANCE                           OKLAHOMA STATE REGENTS FOR
CORPORATION AND SUBSIDIARIES                   HIGHER EDUCATION
(US BANK TRUSTEE)


141 N. MAIN AVE BOX 5308 SIOUX FALLS,          By: /s/ Mary Mowdy
SD 57117-5308
                                               Title: Executive Director,
                                                      Oklahoma
By: /s/ Tom Steele, Corporate Trust Officer           Guaranteed Student Loan
                                                      Program

Date: 1/30/2002  Lender DE No. 833405          Date:  7/3/02

Lender Employer ID No.  41-0256895